EXHIBIT 99.1


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NEWS FROM DHB INDUSTRIES INC.
400 POST AVENUE, SUITE 303, WESTBURY, NY 11590
TEL: 516/997-1155  FAX: 516/997-1144  WWW.DHBINDUSTRIES.COM



    COMPANY CONTACT:  Larry Ellis, CAO
                      516/997-1155
                      lellis@dhbt.com

FOR IMMEDIATE RELEASE

             DHB INDUSTRIES INC. REPORTS RECEIPT OF "WELLS NOTICE"
                   FROM THE SECURITIES AND EXCHANGE COMMISSION


WESTBURY, NY - (May 25, 2006) - DHB Industries, Inc. (AMEX:DHB), a leader in the field of protective body armor, announced today that it received a "Wells Notice" on May 23, 2006 from the staff (the "Staff") of the Securities and Exchange Commission (the "SEC").

The "Wells Notice" indicates that the Staff has preliminarily determined to recommend that the SEC bring a civil injunctive action against the Company alleging violations of the antifraud, reporting and books and records provisions of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Should it proceed with an action, the Wells notice states that the Staff will allege that the Company recorded false journal entries in 2005 relating to its inventory for the purpose of materially increasing its gross profit margin and net income. The Wells notice indicates that the Staff may seek a temporary restraining order, preliminary injunction, permanent injunction, the appointment of a corporate monitor and civil money penalties. On March 31, 2006, the Company disclosed that investors should no longer rely on the Company's previously issued interim financial statements for 2005 as a result of the identification of certain adjustments of inventory, both positive and negative, that are individually material to each quarter.

Under SEC procedures, recipients of "Wells Notices" have the opportunity to make a written submission before the Staff makes a formal recommendation to the SEC on whether any action should be brought by the SEC. The Company is currently in discussions with the Staff to address this matter.

As also previously reported, the Company is currently the subject of an investigation by the SEC with respect to certain related party transactions and executive compensation matters regarding the Company and affiliates of Mr. David
H. Brooks, the Company's Chief Executive Officer. The Company is unable to predict the outcome of this investigation or these other matters.

ABOUT DHB INDUSTRIES, INC.
DHB Industries, Inc. is a global leader in high performance, protective technologies, including: state of the art ballistic technologies and advanced therapeutic technologies. DHB Armor Group is focused on the design, manufacture, and distribution of bullet resistant and protective body armor for military, law enforcement, and corrections in the United States, and worldwide. DHB Armor Group includes the highly recognized subsidiaries, Point Blank Body Armor, Inc. (WWW.POINTBLANKARMOR.COM) and Protective Apparel Corporation of America (PACA) (WWW.PACABODYARMOR.COM). DHB Sports Group produces and markets a comprehensive line of athletic supports and braces which are merchandised through national superstore chains as well as private label distributors.

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The Company maintains  facilities in Westbury,  NY, Deerfield Beach, FL, Oakland
Park, FL, Pompano Beach, FL, Jacksboro, TN and Arlington, VA. To learn more about DHB Industries, Inc., visit the website at (www.dhbindustries.com).

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: THE STATEMENTS WHICH ARE NOT HISTORICAL FACTS CONTAINED IN THIS PRESS RELEASE ARE FORWARD-LOOKING STATEMENTS, WHICH ARE BASED LARGELY ON THE COMPANY'S EXPECTATIONS AND ARE SUBJECT TO VARIOUS BUSINESS RISKS AND UNCERTAINTIES,
CERTAIN OF WHICH ARE BEYOND THE COMPANY'S CONTROL. WORDS SUCH AS "EXPECTS," "ANTICIPATES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "BELIEVES," "SEEKS," "ESTIMATES," VARIATIONS OF SUCH WORDS, AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE ONLY PREDICTIONS THAT SPEAK AS OF THE DATE HEREOF AND ARE SUBJECT TO RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY AND ADVERSELY FROM THOSE EXPRESSED IN ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE, BUT ARE NOT LIMITED TO, (1) EXPECTATIONS AS TO THE TIMING OF THE FILING OF THE REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2005, (2) ANY LISTING REQUIREMENTS WHICH MAY BE PRESCRIBED OR ANY DETERMINATION WHICH MAY BE MADE BY THE AMERICAN STOCK EXCHANGE, (3) UNCERTAINTY OF FUTURE FINANCIAL RESULTS, (4) ADDITIONAL FINANCING REQUIREMENTS,
(5) DEVELOPMENT OF NEW PRODUCTS, (6) GOVERNMENT APPROVAL PROCESSES, (7) THE IMPACT OF COMPETITIVE PRODUCTS OR PRICING, (8) TECHNOLOGICAL CHANGES, (9) THE EFFECT OF POLITICAL AND ECONOMIC CONDITIONS AND (10) OTHER UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS THAT SPEAK ONLY AS OF THE DATE HEREOF. THE COMPANY UNDERTAKES NO
OBLIGATION TO REVISE OR UPDATE PUBLICLY ANY FORWARD-LOOKING STATEMENTS TO REFLECT ANY CHANGE IN THE EXPECTATIONS OF OUR MANAGEMENT WITH REGARD THERETO OR ANY CHANGE IN EVENTS, CONDITIONS, OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENTS ARE BASED.


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